                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned directors and/or officers of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Paul David Miller, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities (including without limitation, as director and/or principal executive officer, principal financial officer, principal accounting officer or any other officer of the Corporation), (i) to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the Alliant Techsystems Inc. Management Deferred Compensation Plan (the "Plan"), and the deferred compensation obligations under the Plan, which is to be filed with the U.S. Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, and (ii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 3rd day of August, 1999.


       NAME                     TITLE (CAPACITY)                              SIGNATURE
       ----                     ----------------                              ---------
Paul David Miller       Director, Chairman of the Board and             /s/ Paul David Miller
                        Board and Chief Executive Officer (principal    -------------------------
                        executive officer)

Peter A. Bukowick       Director, President and Chief Operating         /s/ Peter A. Bukowick
                        Officer                                         -------------------------

Gilbert F. Decker       Director                                        /s/ Gilbert F. Decker
                                                                        -------------------------

Thomas L. Gossage       Director                                        /s/ Thomas L. Gossage
                                                                        -------------------------

Joel M. Greenblatt      Director                                        /s/ Joel M. Greenblatt
                                                                        -------------------------

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

Jonathan G. Guss        Director                                        /s/ Jonathan G. Guss
                                                                        -------------------------

David E. Jeremiah       Director                                        /s/ David E. Jeremiah
                                                                        -------------------------

Gaynor N. Kelley        Director                                        /s/ Gaynor N. Kelley
                                                                        -------------------------

Joseph F. Mazzella      Director                                        /s/ Joseph F. Mazzella
                                                                        -------------------------

Daniel L. Nir           Director                                        /s/ Daniel L. Nir
                                                                        -------------------------

Michael T. Smith        Director                                        /s/ Michael T. Smith
                                                                        -------------------------

Scott S. Meyers         Vice President, Treasurer and Chief             /s/ Scott S. Meyers
                        Financial Officer (principal financial          -------------------------
                        officer)

Paula J. Patineau       Vice President and Controller (principal        /s/ Paula J. Patineau
                        accounting officer)                             -------------------------